AllianceBernstein Dynamic All Market Fund

(the “Fund”)

Supplement dated March 22, 2013 to the Prospectuses and Summary Prospectuses dated July 1, 2012 of AllianceBernstein Dynamic All Market Fund offering Class A, Class C, Class 1, Class 2 and Advisor Class shares (the “Prospectuses”).

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Mark A. Hamilton is no longer one of the persons responsible for the day-to-day management of the Fund’s portfolio. The following chart replaces the charts under the heading “Portfolio Manager” in the summary section of the Prospectuses and reflects those persons responsible for day-to-day management of the Fund’s portfolio.

Employee	Length of Service with the Fund	Title
Seth J. Masters	Since 2011	Senior Vice President of the Adviser
Daniel J. Loewy	Since 2011	Senior Vice President of the Adviser
Brian T. Brugman	Since 2011	Vice President of the Adviser

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The following chart replaces the charts under the heading “Management of the Fund — Portfolio Managers” in the Prospectuses.

Employee; Length of Service with the Fund; Title	Principal Occupation During the Past Five (5) Years
Seth J. Masters; since 2011; Senior Vice President of the Adviser	Senior Vice President and Chief Investment Officer, Asset Allocation of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

Daniel J. Loewy; since 2011; Senior Vice President of the Adviser	Senior Vice President and Co-Chief Investment Officer and Director of Research, Dynamic Asset Allocation of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

Brian T. Brugman; since 2011; Vice President of the Adviser	Vice President of the Adviser, where he has been a Portfolio Manager since May 2011 and was a Senior Quantitative Analyst from June 2007 until May 2011. Prior to joining the Adviser, he was a graduate researcher at the University of California, Los Angeles beginning prior to 2007.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectuses for future reference.

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SUP-0136-0313